Investor Presentation Gregory Dufour | President & Chief Executive Officer Deborah Jordan | Chief Operating & Financial Officer September 24, 2019 0

Forward Looking Statements and Non-GAAP Financial Measures FORWARD LOOKING STATEMENTS This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC. 1

Camden National Corporation Largest publicly traded bank headquartered in Northern New England • $4.4 billion in assets • 60 banking centers located in Maine • 3 loan production offices • New Hampshire (2) • Massachusetts (1) • $685+ million market cap • 50 day avg share volume of approximately 37,000 • Analyst Coverage • KBW (market perform) 2

Q2 2019 Financial Highlights Strong earnings performance • Net income of $13.2 million • Return on tangible equity: 15.00%(a) • Return on assets: 1.21% • Tangible common equity ratio: 8.49%(a) Solid growth • Total loans of $3.1 billion; LTM growth of 8% • Total deposits of $3.6 billion; LTM growth of 18% a) This is a non-GAAP measure. Please refer to the Company’s most recent earnings release filed on Form 8-K and/or quarterly report on Form 10-Q for a reconciliation of non-GAAP to GAAP financial measures. 3

Performance to Northeast Bank Peer Group 6/30/2019 Performance Ratios (%) CAC Peer Median Peer Average ROAA 1.26 1.15 1.01 ROAE 12.26 10.19 9.68 ROATCE 15.85 12.67 11.78 Net Interest Margin (Reported) 3.14 3.26 3.33 Efficiency Ratio 55.71 60.52 62.30 Loans / Deposits 86.32 97.31 96.92 Market Ratios - 09/17/19 Current Market Price ($) 45.12 Price / LQA EPS (x) 13.27 13.79 16.01 Price / TBV (%) 188.91 157.48 167.24 Current Dividend Yield (%) 2.66 2.93 2.79 Source: S&P Global. Camden National Corporation’s peer group consists of the following: Arrow Financial Corporation (AROW), Bar Harbor Bankshares (BHB), Brookline Bancorp, Inc. (BRKL), Bryn Mawr Bank Corporation (BMTC), Cambridge Bancorp (CATC), CNB Financial Corporation (CCNE), Enterprise Bancorp, Inc. (EBTC), Financial Institutions, Inc. (FISI), Independent Bank Corp. (INDB), Meridian Bancorp, Inc. (EBSB), Peoples Financial Services Corporation (PFIS), Republic First Bancorp, Inc. (FRBK), S&T Bancorp, Inc. (STBA), Tompkins Financial Corporation (TMP), TrustCo Bank Corp NY (TRST), United Financial Bancorp, Inc. (UBNK), Univest Financial Corporation (UVSP), Washington Trust Bancorp, Inc. (WASH), and Western New England Bancorp, Inc. (WNEB). 4

Why Camden National? Organic franchise growth, opportunistic acquisitions Focused: Consistent Performance: • Gaining market share • Profitability achieved through • Adherence to strategic plan organic growth • Opportunistically reviewing • Improved productivity complementary acquisitions • Disciplined expense structure • Solid core funding and sticky • Diversified revenue stream deposit base Culture: Credit Quality: • Experienced, consistent • Strong credit culture and leadership history • Strong community-spirit • Disciplined structure and • Continued branch optimization process • Simple product sets • Low charge-offs 5

Focused on Building Market Share: Asset Growth History Total Assets $ in Billions Organic Growth: $1.3 billion Acquired Growth: $1.7 billion $4.3 15 Year CAGR: 8.2% $4.1 $3.9 $3.7 $2.8 $2.6 $2.6 $2.3 $2.2 $2.3 $2.3 $1.8 $1.7 $1.7 $1.5 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 6

Focused on Building Market Share and Key Market Expansion Strong Market Share: State of Maine • Mortgage originations: 2nd (8.1% market share YTD 6/30/19) • Deposit market share: 2nd (11.4% market share as of 6/30/19) Core Market High Growth Maine Counties: York and Cumberland • Mortgage originations: 4th (4.5% market share YTD 6/30/19) • Deposits: 8th (5.4% market share as of 6/30/19) Target Expansion Recent Market Expansion: • Loan Production Office: Portsmouth, NH (opened February 2018) 7

Focused on Building Market Share: Deposit Opportunity in Maine Q2 2019 STATE OF MAINE - 6/30/2019 Avg. Deposits and ($ in millions) Funding Market Rank Institution Deposits Branches Share % 1 Toronto-Dominion Bank $ 3,999 44 12.6 2 Camden National Corp. 3,620 61 11.4 Borrowings 3 Bangor Bancorp MHC 3,347 54 10.5 17% 4 KeyCorp 2,861 43 9.0 5 Bank of America Corp. 2,084 15 6.6 Other Banks 15,895 246 50.0 Total for State of Maine 31,806 463 Checking CDs 41% 13% CUMBERLAND AND YORK COUNTY - 6/30/2019 ($ in millions) Market Rank Institution Deposits Branches Share % 1 Toronto-Dominion Bank $ 2,279 23 16.0 Saving/Money 2 Bank of America Corp. 2,084 15 14.6 Market 27% 3 KeyCorp 1,970 19 13.8 4 People's United Financial Inc. 1,011 17 7.1 5 Gorham Bancorp MHC 990 14 7.0 Average Funding: $3.9 billion 8 Camden National Corp. 763 8 5.4 Average Funding Cost: 1.13% Other Banks 5,150 87 36.1 Average Deposit Cost: 0.86% Total Cumberland/York County 14,247 183 Source: S&P Global 8

Focused on Building Market Share Through Customer Interactions In person: 60 banking centers 3.0 million transactions In-person Guidance + Technology Advancement 71 ATMs • MortgageTouch® 1.4 million transactions • BusinessTouchTM • TreasuryLinkTM Digital: • Pay Up Web & Mobile Banking 8% increase in users year-over-year Over the phone: Customer Care Team • 206,000 calls (27% after normal hours) • 25,400 emails • 11,700 chat sessions Data as of 12/31/18 9

Focused on Growing and Diversifying Revenue Fee income is 23% of total revenue (net interest income plus fee income) 10

Focused on Improving Productivity and Creating Efficiencies Expense and Efficiency ratio(1) Deposits per Branch $53 Annual Quarterly $100 $50 Millions $47 Millions $80 $44 $60 58.4% 57.5% 57.7% 57.3% 57.3% 57.1% 56.5% 54.9% $41 $40 $38 $20 $35 44 44 64 61 60 $0 $32 2016 2017 2018 2Q18 3Q18 4Q18 1Q19 2Q19 2014 2015 2016 2017 2018 Operating Expenses Efficiency Ratio Deposits per Branch • Targeted 2019 annual efficiency ratio of 57% to 57.5%. • Branch Optimization: Consolidated/sold 14 branches from 2013-2018. 1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. 11

Balanced Loan Mix & Strong Credit Culture Q2 2019 Avg. Loans • Internal lending limit of $37 million • Two credit relationships over $25 million Home Equity/ Consumer Commercial 11% 14% Business Type: 1. Assisted Living and Related Care 2. Insurance Residential Mortgages • Commercial Diversification: 34% Commercial Real Estate $385 million Nonresidential Building 41% Operator $253 million Hotels and Motels Average Loans: $3.1 billion $160 million Apartment Building Average Yield (FTE): 4.68% Operators YTD 2019 2018 2017 2016 Nonperforming assets / total assets 0.34% 0.34% 0.50% 0.67% 30-89 days past due loans / total loans 0.27% 0.29% 0.32% 0.24% Provision for loan losses / average loans 0.15%(a) 0.03% 0.11% 0.21% Net charge-offs / average loans 0.03%(a) 0.01% 0.07% 0.13% a) Annualized 12

Prudent Investments Q2 2019 Investments FRB/FHLB Stock Agency/Sub. 1% Notes/Other 2% SBA 5% Municipal 10% WAL Shock Rate Shock WAL Agency CMO 38% +200bps 5.69 -100bps 3.64 MBS 44% -200bps 3.19 Average Investments: $930 million Average Yield (FTE): 2.65% Weighted Average Life (WAL): 4.43 13

Yield and Cost Trends Total Earning Asset and Loan Yields Total Funding and Deposit Costs Annual Quarterly Annual Quarterly 4.70% 4.68% 1.13% 4.60% 1.07% 4.49% 4.49% 4.43% 4.25% 0.94% 4.20% 4.18% 0.88% 0.86% 4.11% 0.85% 0.84% 0.78% 3.97% 3.97% 3.90% 3.76% 0.65% 0.59% 0.52% 0.53% 0.48% 0.32% 2017 2018 2Q18 3Q18 4Q18 1Q19 2Q19 2017 2018 2Q18 3Q18 4Q18 1Q19 2Q19 Earning Asset Yield Loan Yield Total Funding Deposit Cost Impact of fair value mark accretion and collection of previously charged-off acquired loans: 2017 2018 2Q18 3Q18 4Q18 1Q19 2Q19 Earning Asset Yield +8 bps +6 bps +6 bps +4 bps +7 bps +4 bps +5 bps Funding Cost -1 bps 0 bps 0 bps 0 bps -1 bps 0 bps 0 bps 14

Net Interest Margin Annual Quarterly 3.21% 3.18% 3.19% 3.16% 3.14% 3.11% 3.10% 0.07% 0.04% 0.09% 0.06% 0.05% 0.06% 0.04% Interest Rate Risk Estimated Changes In Net Interest Income(a) Year 1 3.10% 3.10% 3.04% 3.09% 3.14% 3.14% 3.07% +200bp 0.5% -100bp (0.5)% -200bp (1.1)% Year 2 +200bp 5.1% -100bp (2.8)% -200bp (8.4)% 2017 2018 2Q18 3Q18 4Q18 1Q19 2Q19 Operating Margin Margin from Fair Value Accretion and Charged-Off Acquired Loans a) Assumes flat balance sheet, no change in asset/funding mix, and a parallel and pro rata shift in rates over a 12 month period. 15

Shareholder Value Long-Term Metrics TBV Per Share(a) $23.88 $10.43 • TBV per share 15 year CAGR of 5.5% • Consistent dividend of 30%+ of annual earnings '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 Q2 '19 • $79 million in share buybacks since 2004 (January 2019 program of Dividends as % of Net Income 775,000 shares with 402,713 shares repurchased through September 9, 34% 32% 2019 at $42.48 per share) '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 Q2 (b) (b) (c) (d) '19 a) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. b) 2005 and 2011, special dividend of $0.50 per share. c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax. d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017. 16

Shareholder Value 15 Year Total Return • Stock price appreciation of 108.06% • Average dividend yield of 2.78% 300% 250% 252% 226% 200% 150% 145% 100% 85% 50% 0% Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 -50% CAC SNL U.S. Bank $1B-$5B S&P 500 CAC Peer Group Index Source: S&P Global 17

Awards & Recognition  We are recognized for our outstanding achievements from all aspects of our business. Risk. Lending. 2018 Model FAME Lender for Risk at Work for Management Maine Award (for 9 years) Customers. Shareholder. 2018 Greenwich Named to Customer Sandler O’Neill Experience (CX) Sm-All Stars Leader in U.S. Class of 2019 Retail Banking 18

Investment Summary Proven Management Team • Delivered on previous acquisition commitments • Diverse experience from community and large bank perspectives Strong Market Share and Brand Recognition • 140+ year operating history • 2nd overall deposit market share in Maine • #2 mortgage originator in Maine, with 8.1% of all mortgage originations in the state Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1% of total assets • Solid Efficiency ratio, ROAA and ROATCE 18

Appendix 20

Seasoned Management Team Years of Banking Year joined Name Position Age Experience Camden Greg Dufour President and CEO 59 30+ 2001 Debbie Jordan, CPA COO & CFO 53 25+ 2008 Joanne Campbell EVP Risk Management 57 30+ 1996 SVP Managing Director of Jennifer Mirabile 60 30+ 2017 Wealth Management Tim Nightingale EVP Senior Loan Officer 62 30+ 2000 Heather Robinson, SVP Chief Human Resources 45 1 2018 CPA Officer Patricia Rose EVP Retail Banking 55 30+ 2017 EVP Chief Experience & Renee Smyth 48 15+ 2015 Marketing Officer 21

Financial Highlights Balance Sheet Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Loans $3,100 $3,042 $3,026 $2,909 $2,868 Investment Securities 933 937 927 888 918 Total Assets 4,447 4,421 4,297 4,190 4,194 Deposits 3,592 3,578 3,464 3,221 3,056 Borrowings 311 325 342 479 661 468 454 436 416 410 Tier 1 Leverage Ratio 9.51% 9.47% 9.53% 9.42% 9.30% 22

Financial Highlights Net Income and Key Ratios Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Net Income (in millions) $13.2 $14.3 $14.0 $14.1 $12.2 Diluted Earnings per Share $0.85 $0.91 $0.89 $0.90 $0.78 Return on Tangible Equity(1) 15.00% 17.08% 17.43% 17.84% 16.23% Return on Assets 1.21% 1.33% 1.32% 1.34% 1.19% Efficiency Ratio(1) 57.27% 54.86% 56.50% 57.33% 58.39% Net Interest Margin (Fully- 3.11% 3.18% 3.21% 3.14% 3.10% Taxable Equivalent) 1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. 23

Historical Credit Metrics NPAs / Assets NCOs / Average Loans 3.00% 1.25% 2.50% 1.00% 2.00% 0.75% 1.50% 0.50% 1.00% 0.25% 0.50% 0.00% 0.00% '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 2.00% 3.00% 2.50% 1.50% 2.00% 1.00% 1.50% 1.00% 0.50% 0.50% 0.00% 0.00% '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: S&P Global 24

Profitability Trends ROAA ROAE 1.40% 14.00% 1.20% 12.00% 1.00% 10.00% 0.80% 8.00% 0.60% 6.00% 0.40% 4.00% 0.20% 2.00% 0.00% 0.00% '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 Net Interest Margin Efficiency Ratio 4.00% 70.00% 3.75% 65.00% 3.50% 60.00% 3.25% 55.00% 3.00% 50.00% 2.75% 45.00% 2.50% 40.00% '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 '10 '11 '12 '13 '14 '15 '16 '17 '18 YTD '19 Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: S&P Global 25

Mortgage Banking Activity Six Months Ended June 30, 2019 Top 15 Lenders Originations Rank % of Total Bangor Savings Bank 1,691 1 9.3% Camden National Bank 1,466 2 8.1% Residential Mortgage Services Inc. 881 3 4.9% Quicken Loans 846 4 4.7% Kennebec Savings Bank 640 5 3.5% Key Bank 639 6 3.5% United Wholesale Mortgage 616 7 3.4% First, N.A. 590 8 3.3% TD Bank, N.A. 540 9 3.0% Machias Savings Bank 480 10 2.6% Norway Savings Bank 462 11 2.5% Bank of America 323 12 1.8% Franklin Savings Bank 277 13 1.5% Saco & Biddeford Savings Inst. 265 14 1.5% Katahdin Trust Company 253 15 1.4% Total for All Lenders 18,133 - 100.0% Source: MRS, Inc. Data obtained from registry of deeds throughout the state of Maine. 26

Market Overview Maine New Hampshire Massachusetts Population in Millions 1.34 1.36 6.90 (Dec 2018) Population Increase 0.8% 3.0% 5.4% (2010-2018) Projected Population Change 0.8% 1.8% 3.1% (2019-2024) Median Household Income $58,124 $77,568 $82,084 (2018) Demographics Projected HH Income Change 9.7% 9.9% 11.1% (2019-2024) Unemployment Rate 3.2% 2.4% 3.0% (Jun 2019) GDP Growth 1.9% 2.2% 2.7% Economics (2017-2018) Sources: S&P Global, U.S. Census, Bureau of Economic Analysis, me.gov, nh.gov, detma.org 27

Capital Position and Payout Capital Position EPS and Dividend Payout 14.55% 14.46% $0.90 $0.91 14.33% 14.36% 14.12% $0.89 $0.85 $0.78 8.49% 8.02% 8.21% 7.59% 7.74% $0.30 $0.30 $0.30 $0.30 $0.30 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Total RBC Ratio Tangible Common Equity Ratio(1) Diluted EPS Dividend Per Share 1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. 28